Exhibit 10.1

AMENDMENT NO. 2

to

AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of March 3, 2016, is entered into by and among Greif Receivables Funding LLC, a Delaware limited liability company, as seller (the “SPV”), Greif Packaging LLC (“GP”), a Delaware limited liability company, Delta Petroleum Company, Inc., a Louisiana corporation, American Flange & Manufacturing Co., Inc., a Delaware corporation, and Trilla-St. Louis Corporation, an Illinois corporation, as originators (each, an “Originator” and collectively, the “Originators”), GP, as servicer (in such capacity, the “Servicer”), PNC Bank, National Association (“PNC”), a national banking association, as a Committed Investor, Managing Agent and Administrator and the Agent.

RECITALS

WHEREAS, the SPV, the Servicer, the Originators and PNC have entered into that certain Amended and Restated Transfer and Administration Agreement dated as of September 30, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “TAA”); and

WHEREAS, the parties hereto wish to make certain amendments to the TAA as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the TAA, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms used but not defined herein have the meanings provided in the TAA.

SECTION 2. Amendments to the TAA. The TAA is hereby amended as follows:

2.1. Section 1.1 of the TAA is hereby amended as follows:

(a) Effective as of February 17, 2016, the definition of “Default Ratio” in Section 1.1 of the TAA is hereby amended and restated in its entirety to read as follows:

““Default Ratio” means, for any Calculation Period, the ratio (expressed as a percentage) computed as of the most recent Month End Date of (i) the aggregate Unpaid Balance of all Receivables that became Defaulted Receivables during such Calculation Period, divided by (ii) the aggregate amount of sales by the Originators giving rise to Receivables in the fourth month prior to the month of determination.”.

2.2. Exhibit D of the TAA is hereby amended as follows:

(a) Exhibit D of the TAA is hereby replaced in its entirety by Annex A attached hereto.

SECTION 3. Conditions Precedent. This Amendment shall become effective upon receipt by the Agent of a counterpart (or counterparts) of this Amendment, duly executed by each of the parties hereto or other evidence satisfactory to the Agent of execution and delivery by such parties.

SECTION 4. Miscellaneous.

4.1. Representations and Warranties. (i) Each of the SPV, each Originator and the Servicer hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms and (ii) the SPV hereby represents and warrants that upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist.

4.2. References to TAA. Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument or agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

4.3. Effect on TAA. Except as specifically amended above, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.4. No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Investor under the TAA or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.5. Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

4.6. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.7. Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

4.8. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Facsimile or other electronic signature pages shall be as effective as originals.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREIF RECEIVABLES FUNDING LLC, as SPV

By:	/s/ Nadeem Sarwat Ali
Name: Nadeem Sarwat Ali
Title: Vice President and Treasurer

GREIF PACKAGING LLC, individually, as an Originator and as the Servicer

By:	/s/ Nadeem Sarwat Ali
Name: Nadeem Sarwat Ali
Title: Vice President and Treasurer

DELTA PETROLEUM COMPANY, INC., as an Originator

By:	/s/ Nadeem Sarwat Ali
Name: Nadeem Sarwat Ali
Title: Vice President and Treasurer

AMERICAN FLANGE & MANUFACTURING CO., INC., as an Originator

By:	/s/ Nadeem Sarwat Ali
Name: Nadeem Sarwat Ali
Title: Vice President and Treasurer

TRILLA-ST. LOUIS CORPORATION,
as an Originator

By:	/s/ Nadeem Sarwat Ali
Name: Nadeem Sarwat Ali
Title: Vice President and Treasurer

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PNC BANK, NATIONAL ASSOCIATION,
as a Committed Investor for the PNC Investor Group, a Managing Agent, an Administrator and the Agent

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

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